Supplemental Disclosure of Cash Flow Information	12 Months Ended
Dec. 31, 2015
Supplemental Cash Flow Elements [Abstract]
Supplemental Disclosure of Cash Flow Information
Supplemental Disclosure of Cash Flows Information
Additional cash flows information is as follows:

	Year ended December 31,
	2015	2014	2013
Interest paid	$596.3	$185.3	$101.8
Income taxes (received)/paid	$(34.1)	$(24.7)	$14.9

Year ended December 31, 2015
During the year ended December 31, 2015 we recorded approximately $15.4 million of non-cash other assets and related long-term liabilities for license agreements with minimum guaranteed obligations entered into during the year.
There were no other significant non-cash investing or financing activities for the year ended December 31, 2015.
Year ended December 31, 2014
On March 31, 2014, we entered into a new leasing arrangement with ITL for the lease of gaming machines in connection with a long-term services contract with a customer and recorded a non-cash capital lease asset and minimum lease liability of $42.8 million during the three months ended June 30, 2014. We recorded no additional non-cash capital lease assets during the year and our remaining capital lease obligation at December 31, 2014 was $35.3 million.
During the year ended December 31, 2014 we recorded approximately $116.3 million of non-cash other assets and related long-term liabilities for license agreements with minimum guaranteed obligations entered into during the year.
During the year ended December 31, 2014 we made a non-cash capital contribution of $10.8 million to Northstar Illinois. We recorded no additional non-cash capital contributions during the year ended December 31, 2014.
There were no other significant non-cash investing or financing activities for the year ended December 31, 2014.